SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2004

WEBB INTERACTIVE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

0-28462	84-1293864
(Commission File Number)	(IRS Employer Identification No.)

1899 Wynkoop, Suite 600, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 308-3180

N/A

(Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

99.1	Webb Interactive Services, Inc.’s news release dated April 29, 2004 containing its financial results for the period ended March 31, 2004.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 29, 2004, Webb Interactive Services, Inc. issued a news release containing its financial results for the period ended March 31, 2004. The news release is attached as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2004	WEBB INTERACTIVE SERVICES, INC.

	By:	/s/ William R. Cullen
William R. Cullen
Its: President, Chief Executive Office, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Webb Interactive Services, Inc.’s news release dated April 29, 2004 containing its financial results for the period ended March 31, 2004.

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